EXHIBIT 99.16

May 29, 2001

Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K of MediQuik Services, Inc. dated May 24, 2001.

Yours truly,


/s/ Deloitte & Touche LLP